UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                      September 12, 2007 (September 7, 2007)
                                  ____________

                         DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

          Florida                       0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     The Audit Committee Charter has been amended to provide for pre-approval of auditor services on a categorical basis. This has been accomplished through the Audit Committee's adoption of Dialysis Corporation of America Policies and Procedures for Pre-Approval of Audit and Non-Audit Services Provided by Independent Auditors (the "Policies"). The amended Charter, including the Policies, is posted on the Company's Internet website, www.dialysiscorporation.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By------------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                             Officer

Dated:  September 12, 2007